UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2023
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 17, 2023, The Home Depot, Inc. (the “Company”) and Jeffery Kinnaird, former executive vice president of Merchandising of the Company, entered into a severance agreement in connection with Mr. Kinnaird’s departure from the Company. Pursuant to the terms of the severance agreement, Mr. Kinnaird will receive the following:
•Monthly separation payments of $62,500, payable for 24 months, which payments will be reduced by the amount of base compensation received by future employment during the period, if any.
•A lump sum payment of $2.0 million.
•Accelerated vesting of 9,086 stock options, with 12 months from his termination date (or until the expiration date of the stock options, if earlier) to exercise those options as well as any options that were already vested and outstanding.
•Accelerated vesting of 2,873 restricted stock units, with delivery of the underlying shares to occur on the originally scheduled vesting dates over the two-year period following his termination date.
•Full relocation benefits to return to Canada, including any loss on sale of his home in the U.S.
•Third-party tax preparation services for his annual income tax filings in the U.S. and Canada for five years.
•A lump sum of $12,000 as an offset for healthcare costs.
•12 months of outplacement services.
All remaining unvested equity held by Mr. Kinnaird will be forfeited. The payment of the severance benefits above is subject to Mr. Kinnaird’s non-revocation of a general release of claims against the Company, as well as compliance with a non-disparagement covenant, a 24-month non-competition covenant, and a 24-month non-solicitation covenant.

The foregoing summary of Mr. Kinnaird’s severance agreement is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending April 30, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: April 19, 2023	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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